File No.  811-08951

 As filed with the Securities and Exchange Commission on November 13, 1998


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

      (X)  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                            BAT SUBSIDIARY INC.
             (Exact Name of Registrant as Specified in Charter)

                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
            (Address of Principal Executive Offices) (Zip Code)

                               (212) 754-5560
            (Registrant's Telephone Number, including Area Code)


                      RALPH L. SCHLOSSTEIN, PRESIDENT
                            BAT SUBSIDIARY INC.
                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
                  (Name and Address of Agent for Service)

                        -------------------------

                                 Copies to:
                           RICHARD T. PRINS, ESQ.
                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              919 THIRD AVENUE
                          NEW YORK, NEW YORK 10022

                        -------------------------



                            BAT SUBSIDIARY INC.

                                  FORM N-2
                           CROSS REFERENCE SHEET

 Part A
 Item No.         Caption                                Prospectus Caption
 --------         -------                                ------------------

 1.   Cover Page . . . . . . . . . . . . . . . . . . . .  Not Applicable
 2.   Inside Front and Outside Back Cover Page . . . . .  Not Applicable
 3.   Fee Table and Synopsis . . . . . . . . . . . . . .  Fee Table and
                                                          Synopsis; Expense
                                                          Information
 4.   Financial Highlights . . . . . . . . . . . . . . .  Not Applicable
 5.   Plan of Distribution . . . . . . . . . . . . . . .  Not Applicable
 6.   Selling Shareholders . . . . . . . . . . . . . . .  Not Applicable
 7.   Use of Proceeds  . . . . . . . . . . . . . . . . .  Not Applicable
 8.   General Description of the Registrant  . . . . . .  General Description
                                                          of the Registrant;
                                                          General; Investment
                                                          Objectives and
                                                          Policies; Risk
                                                          Factors
 9.   Management  . . . . . . . . . . . . . . . . . . .   Management; General
                                                          Description of
                                                          the Registrant;
                                                          General
 10.  Capital Stock, Long-Term Debt,
      and Other Securities  . . . . . . . . . . . . . .   Capital Stock,
                                                          Long-Term Debt and
                                                          Other Securities;
                                                          Capital Stock;
                                                          General Description
                                                          of the Registrant;
                                                          General; Taxes;
                                                          Outstanding
                                                          Securities;
 11.  Defaults and Arrears on Senior Securities  . . . .  Not Applicable
 12.  Legal Proceedings  . . . . . . . . . . . . . . . .  Not Applicable
 13.  Table of Contents of Statement of
      Additional Information . . . . . . . . . . . . . .  Not Applicable


  Part B                                                 Statement of
  Item No.                                       Additional Information Caption
  --------                                       ------------------------------

 14.  Cover Page . . . . . . . . . . . . . . . . . . . .  Not Applicable
 15.  Table of Contents  . . . . . . . . . . . . . . . .  Not Applicable
 16.  General Information and History  . . . . . . . . .  General Description
                                                          of the Registrant;
                                                          General
 17.  Investment Objective and Policies  . . . . . . . .  Not Applicable
 18.  Management . . . . . . . . . . . . . . . . . . . .  Management
 19.  Control Persons and Principal Holders
      of Securities  . . . . . . . . . . . . . . . . . .  Control Persons
 20.  Investment Advisory and Other Services . . . . . .  Management
 21.  Brokerage Allocation and Other Practices. . . . .   Not Applicable
 22.  Tax Status . . . . . . . . . . . . . . . . . . . .  Tax Status; Taxation
                                                          of the Fund
 23.  Financial Statements . . . . . . . . . . . . . . .  Not Applicable

 Part C
 Item No.
 --------

 Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.



                                   PART A

 ITEM 1.   COVER PAGE

      Not Applicable.

 ITEM 2.   INSIDE FRONT AND OUTSIDE BACK COVER PAGE

      Not Applicable.

 ITEM 3.   FEE TABLE AND SYNOPSIS

      1.  Expense Information

      Annual Expenses

        Management Fees . . . . . . . . . . . . . . .     .50%
        Interest Payments on Borrowed Funds . . . . .    2.51%
        Other Expenses. . . . . . . . . . . . . . . .     .38%
        Total Annual Expenses . . . . . . . . . . . .    3.39%

       Example                      1 year     3 years      5 years    10 years
       -------                      ------     -------      -------    --------

 You would pay the following
 expenses on a $1,000 investment,
 assuming a 5% annual return:       $34.75     $109.54      $192.00    $437.06

 The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in BAT Subsidiary Inc. (the "Fund") will bear directly or indirectly.

 "Other Expenses" are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

      2.  Not Applicable.

      3.  Not Applicable.

 ITEM 4.   FINANCIAL HIGHLIGHTS

      Not Applicable.

 ITEM 5.   PLAN OF DISTRIBUTION

      Not Applicable.

 ITEM 6.   SELLING SHAREHOLDERS

      Not Applicable.

 ITEM 7.   USE OF PROCEEDS

      Not Applicable.

 ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT

 8.1. General. The Fund was incorporated under the laws of the State of Maryland on August 10, 1998, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., incorporated under the laws of the State of Maryland on January 20, 1989 (the "BAT Trust").

 8.2. Investment Objective and Policies. The Fund's investment objective is to manage a portfolio of investment grade fixed income securities while providing high monthly income to the BAT Trust. No assurance can be given that the Fund's investment objective will be achieved.

 The Fund will seek to achieve high monthly income by investing primarily in Mortgage-Backed Securities and Zero Coupon Securities (including municipal Zero Coupon Securities). The Adviser estimates that initially Zero Coupon Securities are expected to represent approximately 25% of the Fund's assets. The Fund's Zero Coupon Securities will mature on or about December 31, 2005.

 At least 80% of the Fund's assets will be invested in securities that are
 (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities, or (ii) at least rated BBB-by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's") at the time of investment. Securities issued by the United States government or its agencies or instrumentalities or guaranteed thereby are generally considered to be of the same or higher credit quality as privately issued securities rated AAA by S&P or Aaa by Moody's. No more than 20% of the Fund's assets will be invested in other securities, all of which will have been determined by the Adviser to be of comparable credit quality to the rated securities described above. The Fund may also invest up to 10% of its assets in securities issued by non-United States issuers.

 The Fund may also invest its assets in other types of securities including U.S. government securities, Corporate Debt Securities, Asset-Backed Securities and U.S. dollar-denominated foreign debt.

 In order to maintain its tax status as a regulated investment company for U.S. federal income tax purposes, the Fund will be required to, and intends to, distribute to its shareholders substantially all of its net investment income each year, including accrued income on its Zero Coupon Securities, for which no cash is received until their maturity. In order to generate sufficient cash to pay these distributions, however, the Fund will be required in certain instances to apply principal returned on investments to such payments in lieu of reinvesting such amounts and may be required to liquidate substantially all of its assets from time to time.

 The Adviser believes that it will be able to manage the Fund's assets without liquidating any Zero Coupon Securities and without realizing capital losses which are not offset, for U.S. federal income tax purposes, by capital gains over the life of the Fund on the disposition of its other assets.

 The Fund expects to use various investment techniques, including engaging in hedging transactions and short sales, selling covered call options to enhance income or reduce fluctuations in net asset value, investing in restricted or illiquid securities, making forward commitments, entering into repurchase agreements, reverse repurchase agreements, investing in Eurodollar instruments and lending its portfolio securities.

 Under current market conditions, the Fund intends to borrow an amount equal to approximately 30% of its total assets although its investment restrictions permit such borrowings in amounts up to 33 1/3% of its total assets (including the amount borrowed). The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund. Borrowing by the Fund creates an opportunity for increased income, but, at the same time, creates special risks.

 For purposes of both the foregoing and Item 8.3:

 (a) "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities, such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates and collateralized mortgage obligations ("CMOs"). The yield and credit characteristics of Mortgage-Backed Securities differ in a number of respects from Corporate Debt Securities and other traditional debt securities.

 (b) "CMO Residuals" are derivative mortgage securities. CMO residuals may be issued as either (i) debt obligations of the CMO issuer or (ii) equity interests in such issuer or the Mortgage Assets underlying the related CMO. The yield to maturity on these securities is highly sensitive to prepayments on the related underlying Mortgage Assets. In certain circumstances, the Fund may fail to fully recoup its initial investment in a CMO Residual. Under current market conditions, the Fund expects that it will invest a substantial portion of its assets in these securities and in no event will the Fund invest more than 40% of its assets in such securities.

 (c) "Zero Coupon Securities" are debt obligations which do not entitle the holder to periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. There are currently two basic types of Zero Coupon Securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security paying no interest. Zero Coupon Securities of the United States government and certain of its agencies and instrumentalities, private corporate issuers and tax exempt issuers, including state and local governments and certain of their agencies and instrumentalities, are currently available. Some types of Zero Coupon Securities may be considered to be illiquid.

 (d) "Asset-Backed Securities" have similar structural characteristics to Mortgage-Backed Securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle installment sales or installment loan contracts, leases or various types of real and personal property, and receivables from revolving credit (credit card) agreements.

 (e) "Corporate Debt Securities" are securities which are issued by corporate entities and may or may not be secured by assets of such entities. They typically have fixed or variable interest rates and a fixed maturity, which may be subject to early redemption. Such securities provide for payment of interest and principal and have maturities ranging from one month to thirty years or more.

 Investment Limitations. The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

           (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or any agency or instrumentality thereof;

           (2) invest 25% or more of the value of its total assets in any one industry;

           (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities;

           (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

           (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

           (6) purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

           (7) purchase or sell commodities or commodity contracts except for hedging purposes; or

           (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

 8.3 Risk Factors. Zero Coupon Securities. The market prices of Zero Coupon Securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality which do pay periodic interest.

 Yield Considerations. The yield characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from Corporate Debt Securities and other traditional debt securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other economic, geographic, social and other factors. In general, changes in the rate of prepayments on a security will change the yield to maturity of the security.

 The Fund expects that it will invest a portion of its assets in securities such as CMO Residuals and stripped Mortgage-Backed Securities that are highly sensitive to changes in prepayment and interest rates. Under certain interest rate or prepayment rate scenarios, the Fund may fail to fully recoup its investment in such securities notwithstanding that such securities may be rated AAA or Aaa. Under current market conditions, the Fund expects to invest approximately 25% of its assets in CMO Residuals and under no circumstances will the Fund invest more than 40% of its assets in CMO Residuals.

 As the result of usual prepayment patterns, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities and Asset-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. The Fund's income and dividends are expected to decline over the term of the Fund due to the anticipated shortening of the dollar-weighted average maturity of the Fund's assets over the term of the Fund.

 Disposition of Assets. The Fund will be required to, and intends to, distribute to its shareholders substantially all of its net investment income each year, including accrued income on its Zero Coupon Securities, for which no cash is received until their maturity, in order to maintain its tax status as a regulated investment company for U.S. federal income tax purposes. In order to generate sufficient cash to pay these distributions, however, the Fund will be required in certain instances to apply principal returned on investments to such payments in lieu of reinvesting such amounts and may be required to liquidate substantially all of its assets from time to time.

 Illiquid Securities. The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. Illiquid securities in which the Fund may invest include, under current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), stripped mortgage-backed securities, privately stripped U.S. Government, agency and municipal securities, CMO Residuals, interest rate swaps, certain hedging instruments and restricted securities of corporate and other issuers, including certain Corporate Debt Securities. The Fund expects that approximately 25% of its assets will be invested in CMO Residuals and approximately 45% of its assets will be invested in the remaining categories of illiquid securities, representing an anticipated total of 70% of the Fund's assets. In no event will the Fund invest more than 40% of its assets in CMO Residuals and the total of all such illiquid investments will not exceed 85% of the Fund's assets. Although the staff of the Commission currently categorizes these securities as illiquid, some of them trade in established secondary markets.

 Borrowings. The Fund is authorized to borrow funds (including through reverse repurchase agreements) in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) and under current market conditions intends to borrow an amount equal to approximately 30% of its total assets. Borrowing by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowings had not been used. Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and therefore the amount available for distribution to stockholders as dividends will be reduced. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitation.

 Non-United States Securities. The Fund may invest less than 10% of its total assets in debt securities of non-U.S. issuers, including Corporate Debt Securities, although under current market conditions the Fund does not expect to purchase any non-United States securities. Investing in non-U.S. securities involves certain special risks.

 The rating of a corporate debt security may change over time, as S&P and Moody's monitor and evaluate the ratings assigned to corporate debt securities on an ongoing basis. As a result, corporate debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time that they are owned by the Fund. If a security owned by such Fund is downgraded below either BBB-by S&P or Baa3 by Moody's, the Adviser will monitor such security and determine whether to sell it based on the factors it considers relevant such as remaining terms of such Fund, size of the investment, whether a loss or gain will result, relative risk to such Fund, depth of the trading market or any other relevant factors.

 Other Investment Techniques. The Fund may use various other investment techniques that also involve special considerations including engaging in hedging transactions and short sales, selling covered call options, making forward commitments, entering into repurchase agreements and reverse repurchase agreements, investing in Eurodollar instruments, and lending its portfolio securities.

 Market Price of Shares. The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values but may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value. This market price risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering. The Fund is permitted to engage in share repurchases or make tender offers for a portion of the shares in an effort to reduce any market value discount that may exist. There are special risks associated with such activities.

 The market value of the Fund's assets will fluctuate with changes in prevailing interest rates. To the extent the various hedging techniques and active portfolio management employed by the Fund do not offset these changes, the net asset value of the Fund's shares will also fluctuate in relation to interest rate changes. It is anticipated that a substantial portion of the Fund's portfolio will consist of debt securities, the value of which varies inversely with changes in prevailing interest rates. The various hedging techniques employed by the Fund, the term of the Fund and the different characteristics of particular securities in which the Fund may invest make it very difficult to predict the impact of interest rate changes on either the net asset value or the market price of the shares.

 Shares Unsecured. Although certain portfolio securities purchased by the Fund are collateralized by, or represent ownership interests in, specific assets, the shares themselves are not so secured.

 Antitakeover Provisions. Certain antitakeover provisions will make a change in the Fund's business or management more difficult without the approval of the Fund's board of directors and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium above the prevailing market price.

 ITEM 9.   MANAGEMENT

      1.   General.

      (a) Board of Directors. The Directors set broad policies for the Fund and choose its officers. The Adviser manages the day-to-day operations of the Fund and supplies officers to the Fund for this purpose. The number of directors of the Fund shall initially be nine (9). The Directors shall consist at all times of no less than two (2) Directors, unless the Fund has three (3) or more stockholders during which time the number of Directors shall never be less than three (3). No more than 60% of the Directors are "interested persons" of the Fund, as defined in the 1940 Act.

      (b) Investment Adviser. The Adviser, BlackRock Financial Management, Inc., is located at 345 Park Avenue, New York, New York 10154. The Adviser currently serves as the investment advisor to institutional and individual fixed income investors in the U.S. and overseas through a number of funds and separately managed accounts with combined total assets in excess of $120 billion.

 Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Fund has retained the Adviser to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Fund. The Advisory Agreement was approved by the Directors on August 13, 1998 and by the Fund's sole shareholder on November 11, 1998.

 As compensation for its services rendered to the Fund, the Adviser will receive a Management Fee directly from the BAT Trust.

      (c) Portfolio Management. The Fund's portfolio manager will be BlackRock Financial Management, Inc.

      (d)  Administration Agreement.   Under the Administration Agreement
 with the Fund, Prudential Investments Fund Management LLC, One Seaport Plaza, New York, New York 10292, administers the Fund's corporate affairs subject to the supervision of the Directors and furnishes the Fund with office facilities and ordinary clerical and bookkeeping services.

 The Fund will pay the Administrator a monthly fee based on its weekly net asset value computed at the per annum rate of .10% through December 31, 2000; and .08% from January 1, 2000 until termination of the Fund.

      (e) Custodian. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 will serve as custodian for the Fund's portfolio securities and cash, and in such capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions.

      (f) Expenses. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and the expense of services rendered by any employee of the Adviser in such employee's capacity as a Director or officer of the Fund.

 ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

      1. Capital Stock. The Fund is authorized to issue up to 200 million shares of capital stock of all classes, all of which have a par value of one cent ($.01) per share. The shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders of the Fund have cumulative voting rights on the election of Directors and are entitled to one vote per share on all other matters subject to shareholder approval. When issued against payment therefor, the shares will be fully paid and non-assessable. No person has any liability for liabilities of the Fund by reason of owning shares.

      2.  Long Term Debt.  None.

      3.  General.  None.

      4. Taxes. The Fund intends to elect to be, and to qualify to be treated as, a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). For each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.

 Distributions of the Fund's investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, when designated as such, are taxable to shareholders as long-term capital gain, regardless of how long such shareholders have held their shares in the Fund. Distributions by the Fund to its shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each shareholder against his or her basis for the shares of the Fund and will be taxable at capital gains rates (assuming the shares are held as capital assets) to any shareholder only to the extent the distributions to the shareholder exceed the shareholder's basis for his or her shares in the Fund. The Fund may retain for investment its net capital gain. However, if the Fund does so, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to shareholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount,
 (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and
 (iii) will increase the tax basis of their shares in the Fund by an amount equal to the difference between the amount of undistributed capital gain included in their gross income and the tax deemed paid by such shareholders.

 The Fund will notify shareholders following the end of each calendar year of the amounts of ordinary income and capital gain distributions paid (or deemed paid) that year and undistributed capital gain designated for that year.

 Any distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31st if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31st falls.

 An investor should be aware that, if shares are purchased shortly before the record date for any distribution, the investor will pay full price for the shares and will receive some portion of the purchase price back as a taxable distribution.

 Upon the sale or exchange of shares of the Fund, a shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the shares constitute capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares have been held for more than one year. Any loss recognized on a sale or exchange of shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received (or deemed to be received) thereon. A loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

 The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are generally (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. The maximum net capital gain tax rate for corporations is 35%. These tax rates will apply to distributions of net capital gain by the Fund (including undistributed net capital gain designated as such by the Fund) as well as to sales and exchanges of shares in the Fund.

 The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Fund. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Fund or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. See
 Item 22 for additional information regarding Taxes.

      5.  Outstanding Securities.

                                                           Amount Outstanding
                                       Amount Held by      Exclusive of Amount
                                       Registrant or for       Shown Under
 Title of Class   Amount Authorized      its Account         Previous Column
 --------------   -----------------    -----------------   -------------------

 Voting Shares    200 million shares         None            9,510,667 shares



      6.  Securities Ratings.

                None.

 ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

      1.  None.

      2.  None.

 ITEM 12.  LEGAL PROCEEDINGS

      None.

 ITEM 13.  TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
           INFORMATION

      Not Applicable.



                                   PART B

 ITEM 14.  COVER PAGE

      Not Applicable.

 ITEM 15.  TABLE OF CONTENTS

      Not Applicable.

 ITEM 16.  GENERAL INFORMATION AND HISTORY

      The Fund has no history. See Item 8 - General Description of the Registrant, for general information.

 ITEM 17.  INVESTMENT OBJECTIVES AND POLICIES

 Additional detail on the BAT Trust's investment objectives and policies is provided in its Registration Statement filed with the SEC on January 24, 1989.

 ITEM 18.  MANAGEMENT

 The following individuals are the officers and Directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.


                              Position(s) Held   Principal Occupation(s)
 Name and Business Address    with Registrant    During Past Five Years
 -------------------------    ----------------   -----------------------

 Andrew F. Brimmer            Director           President of Brimmer &
 4400 MacArthur Blvd.,                           Company, Inc. a Washington,
 N.W. Suite 302                                  D.C.-based economic and
 Washington, D.C. 20007                          financial consulting firm.
 Age:  71                                        Formerly member of the Board
                                                 of Governors of the Federal
                                                 Reserve System. Director of
                                                 Airborne Express, Borg Warner
                                                 Automotive, Carr America
                                                 Realty Corporation, E.I. du
                                                 Pont de Nemours & Company and
                                                 Navistar International
                                                 Corporation (truck
                                                 manufacturing).

 Richard E. Cavanagh          Director           President and Chief
 845 Third Avenue                                Executive Officer of
 New York, NY  10022                             The Conference Board, Inc.,
 Age:  51                                        a leading global business
                                                 membership organization.
                                                 Former Executive Dean of the
                                                 John F. Kennedy School of
                                                 Government at Harvard
                                                 University from 1988-1995.
                                                 Acting Director, Harvard
                                                 Center for Business and
                                                 Government (1991-1993).
                                                 Formerly Partner (principal)
                                                 of McKinsey & Company, Inc.
                                                 (1980-1988). Former Executive
                                                 Director of Federal Cash
                                                 Management, White House Office
                                                 of Management and Budget
                                                 (1977-1979). Co-author, The
                                                 Winning Performance (best
                                                 selling management book
                                                 published in 13 national
                                                 editions.) Trustee, Wesleyan
                                                 University and Drucker
                                                 Foundation. Director of Olin
                                                 Corp. (chemicals and metals),
                                                 Fremont Group (investments)
                                                 and LCI International
                                                 (telecommunication).

 Kent Dixon                   Director           Consultant/Investor.
 9495 Blind Pass Road                            Former President and Chief
 Unit #602                                       Executive Officer of Empire
 St. Petersburg, FL  33706                       Federal Savings Bank of
 Age:  60                                        America and Banc PLUS
                                                 Savings Association. Former
                                                 Chairman of the Board,
                                                 President and Chief Executive
                                                 Officer of Northeast Savings.
                                                 Former Director of ISFA (the
                                                 owner of INVEST, a national
                                                 securities brokerage service
                                                 designed for banks and thrift
                                                 institutions).

 Frank J. Fabozzi             Director           Consultant.  Editor of The
 858 Tower View Circle                           Journal of Portfolio
 New Hope, PA  18938                             Management and Adjunct
 Age:  49                                        Professor of Finance at
                                                 the School of Management at
                                                 Yale University. Director,
                                                 Guardian Mutual Funds Group.
                                                 Author and editor of several
                                                 books on fixed income
                                                 portfolio management. Visiting
                                                 Professor of Finance and
                                                 Accounting at the Sloan School
                                                 of Management, Massachusetts
                                                 Institute of Technology from
                                                 1986 to August 1992.

 Laurence D. Fink* **         Director and       Chairman and Chief Executive
 Age:  45                     Chairman of        Officer of the Adviser.
                              of the Board       Formerly a Managing Director
                                                 of The First Boston
                                                 Corporation, member of its
                                                 Management Committee, co-head
                                                 of its Taxable Fixed Income
                                                 Division, and head of its
                                                 Mortgage and Real Estate
                                                 Products Group. Chairman of
                                                 the Board of each of the
                                                 BlackRock Trusts. Trustee of
                                                 New York University Medical
                                                 Center, Dwight-Englewood
                                                 School and National Outdoor
                                                 Leadership School and Phoenix
                                                 House. A Director of VIMRx
                                                 Pharmaceuticals, Inc. and
                                                 Innovir Laboratories, Inc.

 James Grosfeld               Director           Consultant/Investor.  Director
 20500 Civic Center Drive                        of BlackRock Fund Investors I,
 Suite 3000                                      BlackRock Fund Investors II,
 Southfield, MI  48076                           BlackRock Fund Investors III
 Age:  60                                        and BlackRock Asset Investors.
                                                 Formerly Chairman of the Board
                                                 and Chief Executive Officer of
                                                 Pulte Corporation
                                                 (homebuilding and mortgage
                                                 banking and finance) (May
                                                 1974-April 1990).

 James Clayburn LaForce, Jr.  Director           Dean Emeritus of The John E.
 P.O. Box 1595                                   Anderson Graduate School of
 Pauma Valley, CA  92061                         Management, University of
 Age:  69                                        California since July 1, 1993.
                                                 Director of Eli Lilly and
                                                 Company (pharmaceuticals),
                                                 Imperial Credit Industries
                                                 (mortgage banking), Jacobs
                                                 Engineering Group, Inc.,
                                                 Rockwell International
                                                 Corporation, Payden & Rygel
                                                 Investment Trust (mutual
                                                 fund), Provident Investment
                                                 Counsel Funds (investment
                                                 companies), Timken Company
                                                 (roller bearing and steel),
                                                 Motor Cargo Industries
                                                 (transportation). Acting Dean
                                                 of the School of Business,
                                                 Hong Kong University of
                                                 Science and Technology
                                                 1990-1993. From 1978 to
                                                 September 1993, Dean of The
                                                 John E. Anderson Graduate
                                                 School of Management,
                                                 University of California.

 Walter F. Mondale                               Partner, Dorsey & Whitney, a
 220 South Sixth Street                          law firm (December 1996-,
 Minneapolis, MN  55402                          September 1987-August 1993).
 Age:  70                                        Formerly, U.S. Ambassador to
                                                 Japan (1993 - 1996). Formerly
                                                 Vice President of the United
                                                 States, U.S. Senator and
                                                 Attorney General of the State
                                                 of Minnesota. 1984 Democratic
                                                 Nominee for President of the
                                                 United States.

 Ralph L. Schlosstein* **     Director and       President of the Adviser.
 Age:  47                     President          Formerly a Managing Director
                                                 of Lehman Brothers, Inc. and
                                                 co-head of its Mortgage and
                                                 Savings Institutional Group.
                                                 President of each of the
                                                 BlackRock's Trusts. Trustee of
                                                 Denison University and New
                                                 Visions for Public Education
                                                 in New York City. A Director
                                                 of the Pulte Corporation and a
                                                 member of the Visiting Board
                                                 of Overseers of the John F.
                                                 Kennedy School of Government
                                                 at Harvard University.

 Keith T. Anderson            Vice President     Managing Director of the
 Age:  38                                        Adviser.  From February 1987
                                                 to April 1988, Vice President
                                                 at The First Boston
                                                 Corporation in the Fixed
                                                 Income Research Department.
                                                 Previously Vice President and
                                                 Senior Portfolio Manager at
                                                 Criterion Investment
                                                 Management Company (now
                                                 Nicholas-Applegate).

 Henry Gabbay                 Treasurer          Managing Director and Chief
 Age:  50                                        Operating Officer of the
                                                 Adviser. From September 1984
                                                 to February 1989, Vice
                                                 President at The First Boston
                                                 Corporation.

 Robert S. Kapito             Vice President     Managing Director and Vice
 Age:  41                                        Chairman of the Adviser.
                                                 Formerly Vice President at The
                                                 First Boston Corporation in
                                                 the Mortgage Products Group.

 James Kong                   Assistant          Managing Director of the
 Age:  37                     Treasurer          Adviser.  From April 1987 to
                                                 April 1989, Assistant Vice
                                                 President at The First Boston
                                                 Corporation in the CMO/ABO
                                                 Administration Department.
                                                 Previously affiliated with
                                                 Deloitte, Haskins & Sells (now
                                                 Deloitte & Touche LLP).

 Karen H. Sabath              Secretary          Managing Director of the
 Age:  32                                        Adviser.  From June 1986
                                                 to July 1988, Associate at The
                                                 First Boston Corporation in
                                                 the Mortgage Finance
                                                 Department. From August 1988
                                                 to December 1992 Associate,
                                                 Vice President of the Adviser.

 Dennis Schaney               Vice President     Managing Director of the
 Age:  41                                        Adviser and Head of High
                                                 Yield Team. From June 1989 to
                                                 February 1998, Managing
                                                 Director at Merrill Lynch in
                                                 the Global Fixed Income
                                                 Research and Economics
                                                 Department.

 Richard Shea, Esq.           Vice President/    Director of the Adviser.
 Age:  38                     Tax                From December 1988 to
                                                 February 1993, Associate Vice
                                                 President and Tax Counsel at
                                                 Prudential Securities, Inc.
                                                 From August 1984 to December
                                                 1988 Senior Tax Specialist at
                                                 Laventhol & Horwath.

    *    Directors who are directors, officers or employees of the Adviser.
    **   Directors who may be deemed to be "interested persons" of the Fund.

 Each Director (other than any Director who is a partner, director, officer or employee of the Adviser or any affiliate thereof or successor thereto) will receive no compensation for serving as Director of the Fund. Inasmuch as each Director is also a Director of BGT Subsidiary Inc., BLK Subsidiary Inc., the BAT Trust and the other investment companies in the BlackRock fund complex, it is anticipated that the aggregate annual compensation to each Director for service to investment companies in the BlackRock fund complex will be approximately $160,000. Each Director is entitled to one vote on each matter requiring the Directors to take any action or consent to the taking of any action. In all cases in which a Director vote is required, only the vote of the Directors present (whether in person or by telephone) and eligible to vote with respect to such matter will be taken into consideration in determining whether consent has been given or withheld. On each matter on which Directors vote, each Director may give or withhold his or her vote as he or she deems appropriate in his or her sole discretion.

 Messrs. Fink, Gabbay and Grosfeld also serve in the same capacity as a director and/or officer, as the case may be, of each of the other closed end investment companies in the BlackRock fund complex except that Mr. Schlosstein is also a director of each of such other investment companies. In addition, the Adviser serves as investment sub-advisor to The BlackRock Government Income Trust, the Dean Witter Premier Income Trust and the Smith Barney Shearson Adjustable Rate Government Income Fund, each of which are open-end management investment companies. The Adviser also acts as an advisor to BlackRock Institutional Trust, an open end investment company consisting of sixteen investment portfolios. Mr. Grosfeld additionally serves as a director and officer of such Trust.

 ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          1. The BAT Trust, which has offices at 345 Park Avenue, New York, New York 10154, owns 100% of the voting shares of the Registrant. The BAT Trust was incorporated under the laws of the State of Maryland on January 20, 1989.

          2.   See Item 19.1.

          3.   None.

 ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES

          1-6. See Item 9 - Management.

          7. Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281-1431. They will serve as independent auditors of the Fund and express an opinion on the financial statement based on the audit.

          8.   None.

 ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES

          1.   Not Applicable.

          2.   None.

          3.   Not Applicable.

          4.   None.

          5.   None.

 ITEM 22. TAX STATUS

 The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP and is based upon provisions of the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. In addition, the following discussion is a general summary of certain of the material U.S. federal income tax considerations relating to the Fund and an investment in the shares of the Fund. This summary does not purport to deal with all of the U.S. federal income tax consequences or any of the state or other tax considerations applicable to the Fund, or to all categories of investors, some of which may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors should consult their own tax advisors regarding the U.S. federal, state, local, foreign and other tax consequences to them of investments in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

 Taxation of the Fund. The Fund and the Adviser intend to qualify the Fund as a RIC under Subchapter M of the Code. For each taxable year, the Fund so qualifies, the Fund (but not its shareholders) will be relieved of U.S. federal income tax on its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain, if any, realized during any taxable year to the extent that the Fund distributes such income and capital gains to shareholders.

 In order to qualify as a RIC, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses; and (c) distribute to its shareholders at least 90% of its investment company taxable income. So long as the Fund qualifies as a RIC, the Fund will not be subject to U.S. federal tax on the income it distributes to its shareholders. However, the Fund would be subject to U.S. federal income tax (currently at a maximum federal tax rate of 35%) on any undistributed income other than tax-exempt income from municipal securities. If for any reason the Fund does not qualify as a RIC, the Fund will be taxable as an ordinary corporation which would have a material adverse effect on the Fund.

 The Fund will be subject to a non-deductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which the Fund pays U.S. federal income tax, will be treated as having been distributed.

 Nature of the Fund's Investments.   Some of the investment practices that
 may be employed by the Fund will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat as sold for their fair market value) or to accrue original issue discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and avoid imposition of the excise tax, described above. In order to satisfy the distribution requirement and avoid the excise tax, the Fund may be required to liquidate securities or borrow funds. The Fund intends to monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

 The Fund may invest in debt-securities of non-U.S. issuers. Any income received by the Fund from such investments may be subject to income, withholding or other taxes imposed by foreign countries. Such taxes will not be deductible or creditable by shareholders of the Fund (but may be deductible by the Fund), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by a shareholder. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

 ITEM 23.      FINANCIAL STATEMENTS

               Not Applicable.



                                     PART C

 ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

               (1)  Not Applicable.

               (2)  (a)  Articles of Incorporation.

                    (b)  By-Laws.

                    (c)  None.

                    (d)  None.

                    (e)  None.

                    (f)  None.

                    (g)  Form of Investment Advisory Agreement.

                    (h)  None.

                    (i)  None.

                    (j)  Form of Custodian Agreement.

                    (k)  Form of Administration Agreement.

                    (l)  Not Applicable.

                    (m)  None.

                    (n)  Not Applicable.

                    (o)  Not Applicable.

                    (p)  None.

                    (q)  None.

                    (r)  None.

 ITEM 25.      MARKETING ARRANGEMENTS

               None.

 ITEM 26.      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

               Not Applicable.

 ITEM 27.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 The Fund does not control any person.

 ITEM 28.      NUMBER OF HOLDERS OF SECURITIES OF THE FUND

               Title of Class          Number of Record Holders
               --------------          ------------------------
               Voting Shares                      1

 ITEM 29.  INDEMNIFICATION

 Under the Fund's By-laws, each officer and director of the Fund shall be indemnified by the Fund to the full extent permitted under the General Laws of the State of Maryland, including the advancing of expenses, except that such indemnity shall not protect any such person against any liability to the Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person must be based upon the reasonable determination of independent counsel or nonparty independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

 Further, pursuant to the Advisory Agreement, the Fund agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, agents, associates and controlling persons and the members, partners, directors, officers, employees and agents thereof (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of
 (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund.

 Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to the Directors and officers, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the Directors or officers in connection with the shares, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

 ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV filed under the Investment Advisors Act of 1940, as amended, incorporated herein by reference.

 ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

 The accounts and records of the Fund are maintained in part at the office of the Adviser at 345 Park Avenue, New York, New York 10154, in part at the offices of the Custodian and the Administrator, State Street Bank & Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts, 02110 and Prudential Investments Fund Management LLC, with offices at One Seaport Plaza, New York, New York 10292, respectively.

 ITEM 32.  MANAGEMENT SERVICES

 Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

 ITEM 33.  UNDERTAKINGS

      Not Applicable.



                                 SIGNATURES

           Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of November, 1998.


                                   BAT Subsidiary Inc.

                                  (Registrant)


                                   By /s/ Ralph Schlosstein
                                     -----------------------
                                   Title: President





                      SCHEDULE OF EXHIBITS TO FORM N-2

  Exhibit                                                            Page
  Number                  Exhibit                                   Number
  -------                 -------                                   ------

 Exhibit A      Articles of Incorporation  . . . . . . . . . . . . . . . .
 Exhibit B      By-Laws  . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit C      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit D      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit E      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit F      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit G      Form of Investment Advisory Agreement  . . . . . . . . . .
 Exhibit H      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit I      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit J      Form of Custodian Agreement  . . . . . . . . . . . . . . .
 Exhibit K      Form of Administration Agreement . . . . . . . . . . . . .
 Exhibit L      Not Applicable . . . . . . . . . . . . . . . . . . . . . .
 Exhibit M      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit N      Not Applicable . . . . . . . . . . . . . . . . . . . . . .
 Exhibit O      Not Applicable . . . . . . . . . . . . . . . . . . . . . .
 Exhibit P      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit Q      None . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exhibit R      None . . . . . . . . . . . . . . . . . . . . . . . . . . .